Exhibit 99.1
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                                 CERTIFICATIONS


I, WILLIAM W. BURNHAM, certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of TRUDY CORPORATION;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.


Date:  September 9, 2002


                                       /s/ WILLIAM W. BURNHAM
                                       -----------------------------------------
                                       William W. Burnham,
                                       Principal Executive Officer



I, WILLIAM W. BURNHAM, certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of TRUDY CORPORATION;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.


Date:  September 9, 2002


                                       /s/ WILLIAM W. BURNHAM
                                       -----------------------------------------
                                       William W. Burnham,
                                       Acting Principal Financial Officer